EXHIBIT 10.14

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE OR OTHER JURISDICTION’S SECURITIES LAWS. NEITHER THE ISSUANCE AND SALE OF THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATIONS, AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION (“REGULATION S”), PURSUANT TO REGISTRATION UNDER THE ACT OR BASED ON AN OPINION OF COUNSEL SATISFACTORY, IN FORM AND SUBSTANCE, TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

ACRO INC.
WARRANT TO PURCHASE SHARES OF COMMON STOCK

Class of Stock: Common Stock.
Number of Shares: As defined in Section 1(b) below.
Issuance Date: As defined in Section 1(c) below.

Acro, Inc., a company organized under the laws of the State of Nevada (the “COMPANY”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BIOTECH KNOWLEDGE LLC, the registered holder hereof (the “HOLDER”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Shares of Common Stock (“WARRANT”), at any time or times on or after the date hereof, but not after 11:59 P.M., NY Time, on the earlier of (i) three year anniversary of the Issuance Date, (ii) any merger or consolidation in which the Company is a constituent party, or a subsidiary of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation, or the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any subsidiary of the Company of all or substantially all the assets of the Company and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Company if substantially all of the assets of the Company and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, or the sale, transfer or issuance (whether by merger, consolidation or otherwise) of voting securities (or securities convertible into voting securities) of the Company such that the holders of at least fifty percent (50%) of the voting power of the Company as of immediately prior to any such transaction or series of related transactions cease to hold a majority of the voting power of the Company as of immediately following any such transaction (“EXPIRATION DATE”), up to the Number of Shares (as defined below) of fully paid and nonassessable shares of the Company’s Common Stock (the “WARRANT SHARES”).

    1.        DEFINITIONS

    a.        “Note” shall mean that certain Convertible Promissory note between Acro, Inc. and BioTech Knowledge LLC, dated February 22, 2009.

    b.        “Number of Shares” shall equal the number of shares of Common Stock issued by the Company to the Holder pursuant to the Optional Conversion, as defined in the Note.

    c.        “Issuance Date” shall mean the date of the Optional Conversion, as defined in the Note.

    2.        EXERCISE OF WARRANT.

    a.        Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder on any day prior to the Expiration Date, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as EXHIBIT A (the “EXERCISE NOTICE”), of the Holder’s election to exercise this Warrant, (ii) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “AGGREGATE EXERCISE PRICE”) in cash or wire transfer of immediately available funds, and (iii) the delivery to the Company of this Warrant. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. If this Warrant is submitted in connection with any exercise pursuant to this Section 2(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than five business days after any exercise and at its own expense, issue a new Warrant representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional Shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of Shares of Common Stock to be issued shall be rounded up or down to the nearest whole number.

        THE WARRANT MAY NOT BE EXERCISED WITHIN THE UNITED STATES, AND NO SHARES MAY BE DELIVERED WITHIN THE UNITED STATES UPON EXERCISE, OTHER THAN IN OFFERINGS DEEMED TO MEET THE DEFINITION OF “OFFSHORE TRANSACTION” PURSUANT TO RULE 902(H) OF REGULATION S, UNLESS REGISTERED UNDER THE ACT OR WRITTEN OPINION OF COUNSEL, SATISFACTORY, IN FORM AND SUBSTANCE, TO THE COMPANY, TO THE EFFECT THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

    b.        EXERCISE PRICE. For purposes of this Warrant, “EXERCISE PRICE” means $0.016 U.S. Dollars, subject to adjustment as provided herein.

    3.        ADJUSTMENT OF EXERCISE PRICE. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding Shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse share split or otherwise) its outstanding Shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 3 shall become effective at the close of business on the date the subdivision or combination becomes effective.

    4.        WARRANT HOLDER NOT DEEMED A SHAREHOLDER. Except as otherwise specifically provided herein, no Holder, solely in such person’s capacity as a holder, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of share of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such person’s capacity as a holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such person is then entitled to receive upon the due exercise of this Warrant.

    5.        REISSUANCE OF WARRANTS.

    a.        TRANSFER OF WARRANT. This Warrant may not be offered for sale, sold, transferred or assigned without the consent of the Company.

    b.        LOST, STOLEN OR MUTILATED WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant representing the right to purchase the Warrant Shares then underlying this Warrant.

    6.        NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 4(b) of the Note.

    7.        AMENDMENT AND WAIVER. This Warrant may be amended only by a written instrument signed by the Company and the Holder. Any term of this Warrant may be waived only by an instrument in writing signed by the party against which enforcement of the waiver is sought.

    8.        LEGENDS. This warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

        THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE OR OTHER JURISDICTION’S SECURITIES LAWS. NEITHER THE ISSUANCE AND SALE OF THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATIONS, AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION (“REGULATION S”), PURSUANT TO REGISTRATION UNDER THE ACT OR BASED ON AN OPINION OF COUNSEL SATISFACTORY, IN FORM AND SUBSTANCE, TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

    9.        GOVERNING LAW. The Warrant is governed by the laws of the State of New York. The Holder, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably agree to the jurisdiction of the courts of the State of New York, without reference to its conflict of laws provisions.

    10.        CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder, and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

        IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Shares of Common Stock to be duly executed as of the Issuance Date set out above.

ACRO, INC. By: /s/ Gadi Aner —————————————— Gadi Aner Chief Executive Officer and Chairmans

EXHIBIT A
EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT
TO PURCHASE SHARES OF COMMON STOCK

ACRO, INC.

The undersigned Holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“WARRANT SHARES”) of Acro, Inc., a company organized under the laws of the State of Nevada (the “Company”), evidenced by the attached Warrant to Purchase Shares of Common Stock (the “WARRANT”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

        1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

____________ a "CASH EXERCISE" with respect to _________________ Warrant Shares.

        2. Payment of Exercise Price. The Holder is hereby delivering to the Company payment in the amount of $_________ representing the Aggregate Exercise Price for such Warrant Shares.

        3. Delivery of Warrant Shares. The Company shall deliver to the Holder __________ Warrant Shares in accordance with the terms of the Warrant.

        4. The Holder hereby deliver a written opinion of counsel, satisfactory, in form and substance, to the Company, to the effect that the Warrant and the securities delivered upon exercise thereof have been registered under the Act or are exempt from registration thereunder, or alternatively represents, warrants, and certify that (i) it is not a U.S. person, (as that term is defined under Regulation S), (ii) the Warrant is not being exercised on behalf of a U.S. person, (iii) the Warrant is not being exercised within the United States.

Date: _______________ __, ______

BIOTECH KNOWLEDGE LLC By: /s/ Ehud Keinan —————————————— Ehud Keinan Sole Member